Midas Fund
Discovering Opportunities

1997 ANNUAL REPORT



FROM THE PORTFOLIO MANAGER & STRATEGIC ADVISOR
                                                             February 12, 1998

It is a pleasure to welcome the many new Midas Fund shareholders who have invested despite the difficult market of the past year. We also note that many shareholders have taken advantage of lower prices to add to their investment.
       The 21.8 % decline in the gold price over the year resulted in a 42.7% fall in the Toronto Gold and Silver Index, and a slump of 40.8% in the Financial Times Gold Mines Index, a more representative global gold stock index. Many of the development project companies were particularly oversold, to the extent that several are trading below book or cash value in the balance sheet.
       In our December 31, 1997 special letter to shareholders, we detailed the background to the negative events of 1997: the Bre-X Indonesian fraud, central bank sales, hedge fund short sales, Southeast Asia economic crisis, and North American tax loss selling. These events combined to depress all categories of mining stocks, irrespective of quality, size, location, or financial strength.
       During January, the gold price fell to an eighteen year low of $278. As we have pointed out before, approximately one third of the world's gold industry operates at a loss under $300, while the figure for South Africa is close to sixty per cent. Already mines in Canada, Chile, and Australia have been closed, and failing any recovery in the gold price, two South African mining groups have stated that they will be forced to shut high cost mines. Low gold prices for any length of time should result in a meaningful reduction in supply.
       Given these market conditions, over the past year we continued to invest the majority of the Fund's portfolio in quality producers that meet our stringent criteria of long life reserves, expanding production, costs below the industry average, and experienced operational management. This strategy reflects our experience that these types of stocks are driven primarily by the direction of the gold price, and should be the first to respond to a gold bullion price recovery.
       The share prices of project development capital companies, which have served Midas well in the past, are currently languishing. The companies invested in by the Fund, however, have been subjected to our continuous rigorous analysis. Using techniques honed over decades of mining investment experience, we carefully evaluate the strength of management, technical merits of the project, and pricing by market capitalization. The share prices of these companies will be news driven, but with the numerous project programs underway, there are likely to be some positive developments.
       While there are uncertainties facing world markets in 1998, some of these may work to the benefit of gold. In contrast to the general equity markets, the precious metals sector is at an historic low trading range. From current depressed levels, a modest improvement in precious metal prices can be expected to generate above average returns.
       We remain dedicated to the consistent, disciplined investment process we have established for Midas Fund, and appreciate your confidence and support.


                                                     Sincerely,



               Kjeld Thygesen                            James Turk








10 LARGEST HOLDINGS AS OF DECEMBER 31, 1997

1) Dayton Mining Corporation       New gold producer with expanding low-cost
                                   production from its mine in Chile.

2) Greenstone Resources Ltd.       Exploration in Central America and rapidly
                                   expanding gold production at its mines in Panama and Nicaragua.

3) ASARCO                  Large copper producer with operations in the United
                           States and Peru, trading at a substantial discount to net assets. Produces silver as a by-product.

4) Phelps Dodge            Premier U.S.-based copper producer, also active
                           internationally developing new mining projects.

5) Newmont Gold Company    Major international gold producer with principal
                           operations in Nevada, Peru and Indonesia. Generally does not hedge the future price of its gold production.

6) Newmont Mining Corp.    Parent company of Newmont Gold, one of North
                           America's largest gold mining companies.

7) Normandy Mining     Australia's largest gold mining company, with outstanding
                       international operations. Production is substantially hedged at attractive prices.

8) Plutonic Gold      Large Australian gold producer, with one of the largest
                      land holdings in Western Australia. A recent take-over bid by Homestake Mining has been accepted.

9) Rio Narcea Gold Mines    Emerging gold producer. Its new mine in Spain begins
                            operation in 1998.

10) Golden Cycle Gold       Owner of the historic Cripple Creek mining district
                            in Colorado, being mined by joint venture partner
                            Minorco, the international arm of Anglo-American.


Charts:

Holdings by Type of Company

Major Producing Companies                  51.4%
Smaller Producing Companies                33.5%
Project Development Companies              15.1%

Holdings by Region

North America                              75.1%
Australia                                   9.9%
South Africa                                6.8%
Gold and Silver Bullion                     4.5%
Latin America                               1.9%
Africa (excludingSouth Africa)              1.2%
Asia                                        0.6%

SCHEDULE OF PORTFOLIO INVESTMENTS
December  31, 1997

               Bullion (4.5%)

 10,036.304    Gold Bullion                                        $  2,902,499
319,569.019    Silver Bullion                                         1,896,003

               Total Bullion (cost $4,895,092)                        4,798,502
               Common Stocks and Warrants  (83.0%)

             North America (62.8%)
   49,000    America Mineral Fields Inc.*                               116,581
2,445,800    AMT International Mining Corp.* (2)                      1,266,500
  282,700    Argentina Gold Corp.*                                      217,606
  896,200    Argosy Mining Corp.*                                       232,038
3,114,600    Armada Gold Corp.* (2)                                     544,872
  199,000    ASARCO Inc.                                              4,465,063
  350,000    Attwood Gold Corp.*                                        112,662
1,186,000    Aurizon Mines Ltd.*                                        647,339
  208,000    Battle Mountain Gold Co.                                 1,222,000
  430,000    Boliden Ltd.*                                            1,098,282
2,600,000    B.Y.G. Natural Resources Inc.* (2)                         582,205
  230,000    Cambior Inc.                                             1,335,852
  850,000    Campbell Resources, Inc.*                                  371,875
  731,000    Canyon Resources Corp.*                                    868,063
  150,000    Colossal Resources Corp.*                                   93,750
1,075,000    Consolidated Nevada Goldfields Corp.*                      270,809
  858,000    Cornucopia Resources Ltd.*                                 156,104
2,079,500    Dayton Mining Corporation* (2)                           3,928,939
  459,300    Eldorado Gold Corp. Ltd.*                                  244,266
  275,000    Etruscan Resources Inc.*                                   767,818
1,810,000    Fairmile Gold Corp.* (2)                                   127,671
1,259,500    Fairstar Explorations Inc.* (2)                            308,474
  425,000    First Dynasty Mines Ltd.*                                  148,700
   48,000    Franco-Nevada Mining Corp. Ltd.                            943,844
   75,500    Getchell Gold Corp.*                                     1,812,000
  113,700    Gitennes Exploration Inc.*                                 202,887
  300,000    Glamis Gold, Ltd.                                        1,106,250
  400,000    Glenmore Highlands Inc.*                                   559,812
  328,900    Golden Cycle Gold Corp.* (2)                             2,178,963
  500,000    Golden Knight Resources, Inc.*                           1,182,604
  749,000    Golden Queen Mining Co. Ltd.*                              471,712
  370,000    Golden Star Resources Ltd.*                              1,318,125
  120,000    Gold Reserve Corp.*                                        435,000
1,525,000    Goldstake Explorations Inc.*                               261,450
   64,500    Gran Colombia Resources Inc.*                                8,125
  689,300    Greater Lenora Resources Corp.* (2)                        173,645
  585,000    Greenstone Resources Ltd.*                               2,851,875
  523,800    High River Gold Mines Ltd.*                                348,210
  181,800    Homestake Mining Co.                                     1,613,475
  554,000    IMA Resource Corp. Special Warrants*                       124,054
  322,000    Indomin Resources Ltd.*                                    153,221
  503,999    International All-North Resources Ltd.*                     67,009
  400,000    International Precious Metals Corp.*                       512,413
  400,000    Jordex Resources, Inc.*                                    251,916

  500,000    Kenrich Mining Corp.*                                      104,965
  300,000    Kenrich Mining Corp. Units                                  62,979
  200,000    Kinross Gold Corp.*                                        678,773
  204,167    Lytton Minerals, Ltd.*                                     271,451
  800,000    Madsen Gold Corp. Units*                                   263,112
  772,000    Meridian Gold Inc.*                                      2,160,876
  460,000    Metallica Resources, Inc.*                                 804,730
  500,000    Minera Andes Inc. Special Warrants*                        419,859
  647,142    Minorca Resources, Inc.*                                   407,563
  590,830    Miramar Mining Corp.*                                    1,178,311
1,000,000    Nelson Gold Corporation Ltd.*                              213,428
  412,400    Nevsun Resources Ltd.*                                   1,050,443
   71,000    Newmont Gold Company                                     2,116,688
   71,000    Newmont Mining Corp.                                     2,085,625
   31,250    New Venoro Gold Corp.*                                       2,624
  805,000    Oliver Gold Corp.*                                         197,159
  827,400    Oro Nevada Resources Inc.*                                 144,747
  800,000    Ourominas Minerals Inc.*                                   123,159
1,225,000    Palmer Industries* (2)                                   1,585,844
  330,000    Pangea Goldfields, Inc.*                                   392,568
   72,500    Phelps Dodge Corp.                                       4,513,125
  300,000    Prime Resource Group, Inc.*                              1,994,332
  800,330    Rio Narcea Gold Mines, Ltd.*                             2,380,184
  375,500    River Gold Mines Ltd.*                                     972,219
  299,000    Samax Gold Inc.*                                           889,227
1,433,333    Sedex Mining Corp.*                                        260,779
  818,800    South American Gold & Copper Ltd.*                          85,945
   90,000    Stillwater Mining Company*                               1,507,500
  280,000    Tenke Mining Corp.*                                        507,470
1,552,500    Tombstone Explorations Co. Ltd.* (2)                       412,827
  500,000    Trio Gold Corp.*                                           132,955
   74,500    Trumpeter Yukon Gold Inc.*                                   9,384
  634,300    Viceroy Resource Corp.*                                  1,176,232
4,437,400    Vista Gold Corp.* (2)                                    1,024,696
  600,000    Western Pacific Mining Exploration Inc. Units*             239,320
3,055,333    William Resources Inc.* (2)                                748,306
                                                                     66,823,464
             Australia (9.9%)
1,350,000    Aurora Gold Ltd.*                                        1,539,169
  700,000    Emperor Mines Ltd.*                                        205,222
3,250,000    Normandy Mining Ltd.                                     3,154,889
3,000,000    Normandy Mining Ltd. Warrants*                             342,025
1,250,000    Plutonic Resources Ltd.*                                 3,485,525
2,500,000    Resolute Limited                                         1,824,200
                                                                     10,551,030
             China (0.6%)

  400,000    San Kung Investment Corp. Units (1)                        650,000
             Ghana (1.2%)
  123,762    Ashanti Goldfields Co. Ltd.*                               228,960
  140,944    Ashanti Goldfields Co. Ltd. GDS                          1,057,080
                                                                      1,286,040

           Mexico (1.9%)
450,000    Industrias Penoles S.A.                                    2,003,845
           South Africa (6.6%)
540,680    Durban Roodeport Deep Ltd. Warrants,
           expires12/31/99*                                             291,643
430,000    Durban Roodeport Deep Ltd.*                                  621,902
170,800    Free State Consolidated Gold Mines Ltd. ADR                  752,588
 87,500    Free State Consolidated Gold Mines Ltd. Ordinary             398,258
100,000    Impala Platinum Holdings Ltd.                                950,000
582,000    New East Daggafontein Mines Ltd.                             743,869
594,800    Oryx Gold Holdings Ltd.*                                     391,115
200,000    Randgold & Exploration Co. Ltd.*                             258,913
148,909    Randgold Resources Ltd.                                      744,545
 12,200    Vaal Reefs Exploration & Mining Company Ltd.                 488,852
100,000    Western Areas Gold Mining Co. Ltd.*                          550,704
 44,400    Western Deep Levels Ltd.                                     821,124
                                                                      7,013,513
           Total Common Stocks and Warrants
           (cost:  $207,798,173)                                     88,327,892

Contracts    Options (1.2%)
2,000      Barrick Gold Corp., expires 4/18/98                          525,000
  500      Harmony Gold Mining Co., expires 7/31/01                     226,050
2,000      Homestake Mining Co., expires  4/18/98                       150,000
2,000      Newmont Mining Corp., expires 3/21/98                        450,000
           Total Options (cost: $1,703,333)                           1,351,050

Par Value     U.S. Government Obligations (11.3%)
$1,000,000    Federal Home Loan Bank, due 1/23/98                       996,517
11,000,000    Federal Mortgage Association, due 1/6/98               10,991,750

       Total U.S. Government Obligations
       (cost: $11,988,267)                                           11,988,267
       Total Investments (100.0%)
       (cost: $226,384,865)                                        $106,465,711


* Indicates non-income producing security.
(1) Restricted security (see note 5).
(2) Affiliated company.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

Assets:
      Investments at market value
             (cost: $226,384,865) (note 1)                         $106,465,711
      Collateral for securities loaned, at market
             value (note 5)                                          14,566,785
      Foreign currencies                                                558,722
      Receivables:
             Investment securities sold                                  86,235
             Fund shares sold                                           979,016
      Option premium written                                            492,494
             Dividends                                                   31,003
      Other assets                                                       21,053
             Total assets                                           123,201,019


Liabilities:
      Due to bank                                                        95,730
      Payables:
             Uncovered options written (note 5)                         562,500
      Fund shares redeemed                                            1,388,166
             Investment securities purchased                          5,385,614
             Collateral for securities loaned  (note 5)              14,566,785
             Accrued management and distribution fees                    84,048
      Accrued expenses                                                  296,835
             Total liabilities                                      $22,379,678

Net Assets:

      Applicable to 47,762,811 outstanding shares;
      250,000,000 of $.01 par value authorized                     $100,821,341

      NET ASSET VALUE, OFFERING AND
      REDEMPTION PRICE PER SHARE
      ($100,821,341 / 47,762,811)                                         $2.11

      At December 31, 1997, net assets consisted of:

      Paid-in capital                                              $248,737,206
      Accumulated net realized loss on investments                 (27,854,418)
      Net unrealized depreciation on investments
             and foreign currencies                               (120,061,447)
                                                                   $100,821,341

Statement of Operations
Year Ended December 31, 1997

Investment Income
      Dividends (net of $30,781 foreign tax expense)              1,744,074
      Interest                                                         82,180
      Total investment income                                       1,826,254

Expenses
      Investment management (note 3)                                1,577,627
      Distribution (note 3)                                           394,557
      Interest                                                        302,687
      Transfer agent                                                  292,484
      Custodian                                                       181,736
      Shareholder administration (note 3)                             145,706
      Registration (note 3)                                           142,548
      Printing                                                        134,575
      Professional (note 3)                                            71,067
      Directors                                                        14,295
      Other                                                           142,875
      Total expenses                                                3,400,157
      Fee reductions (note 5)                                        (38,485)
      Expenses reimbursed (note 3)                                  (402,551)
      Net expenses                                                  2,959,121
      Net investment loss                                         (1,132,867)

Realized and Unrealized Loss on Investments,
Foreign Currencies, and Futures:

      Net realized loss from foreign currency and
             futures transactions                                   (1,267,776)
      Net realized loss from security transactions                 (24,033,256)
      Unrealized depreciation of investments and
             foreign currencies during the period                 (106,987,683)
      Net realized and unrealized loss on investments
             and foreign currencies                               (132,288,715)
      Net decrease in net assets resulting
             from operations                                     $(133,421,582)


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1997 and 1996


OPERATIONS:                                                                              1997               1996


       Net investment loss                                                          $ (1,132,867)       $ (1,420,721)
       Net realized loss from foreign currency and futures transactions               (1,267,776)           (379,853)
       Net realized loss from security transactions                                  (24,033,256)         (2,303,822)
       Unrealized depreciation of investments and foreign currencies
                during the period                                                   (106,987,683)        (14,771,827)
       Net decrease in net assets resulting from operations                         (133,421,582)        (18,876,223)

DISTRIBUTIONS TO SHAREHOLDERS:
       Distributions from net realized gains ($.0023 per share in 1996)                   --                (84,946)

CAPITAL SHARE TRANSACTIONS:
       Increase in net assets resulting
                from capital share transactions (a)                                    33,786,396         203,664,653
            Total increase (decrease) in net assets                                  (99,635,186)         184,703,484

NET ASSETS:
       Beginning of period                                                            200,456,527          15,753,043
       End of period                                                                 $100,821,341        $200,456,527

(a)  Transactions in capital shares were as follows:

                                        1997                    1996
                               SHARES         VALUE       SHARES      VALUE

Shares sold                   53,337,981  $ 191,963,387 60,650,936 $342,691,686
Shares issued in
reinvestment of distributions 13,52381,851
Shares redeemed              (44,503,491) (158,176,991)(25,443,864) 139,108,884)
Net increase                   8,834,490 $  33,786,396   35,220,595 $203,664,653


Notes to Financial Statements

1) Midas Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies, and gold, platinum and silver coins are valued in U.S. dollars at prevailing exchange rates. Assets for which quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Debt securities with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $226,384,865, gross unrealized appreciation and gross unrealized depreciation were $288,223 and $120,207,377, respectively, at December 31, 1997. At December 31, 1997, the Fund had an unused capital loss carryforward of approximately $27,854,400 of which $25,267,300 and $2,587,100 expires in 2005 and 2004, respectively.

3) The Fund retains Midas Management Corporation (the "Investment Manager") as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of assets up to $200 million, .95% over $200 million up to $400 million, .90% over $400 million up to $600 million, .85% over $600 million up to $800 million, .80% over $800 million up to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. In addition, the Investment Manager had agreed to be subject to the following expense limitation for a period of two years from the date of the Investment

Management Agreement, August 25, 1995, which limitation is calculated as an amount not in excess of the fee payable by the Fund if and to the extent that the aggregate operating expenses of the Fund (excluding interest expense, Rule 12b-1 Plan of Distribution fees, taxes, brokerage fees and commissions) are in excess of 2.0% of the first $10 million of average net assets of the Fund, plus 1.5% of the next $20 million of average net assets, plus 1.25% of average net assets above $30 million. Reimbursement for the year ended December 31, 1997 was $402,551. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). For the year ended December 31, 1997, an affiliate of the Investment Manager, received commissions of $83,700 for brokerage services. The Fund reimbursed the Investment Manager $64,081 for providing certain administrative and accounting services at cost. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor an amount up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $145,706 for shareholder administration services which it provided to the Fund at cost during the year ended December 31, 1997.

4) The Fund has a committed bank line of credit for leveraging and temporary or emergency purposes. At December 31, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the year ended December 31, 1997, the weighted average interest rate was 6.72% based on the balances outstanding during the period and the weighted average amount outstanding was $4,367,103.

5) The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees and custodian fees were reduced by $27,740 and $10,745, respectively, under such arrangements. Purchases and proceeds of sales of securities other than short term investments and bullion aggregated $90,604,020 and $79,044,201, respectively, during the year ended December 31, 1997. As of December 31, 1997, the Fund loaned common stocks having a value of $12,855,769 and received cash collateral of $14,566,785 for the loan. At December 31, 1997, uncovered options written consisted of:

Index                   Expiration Month           Contracts         Value
                       and Exercise Price
Philadelphia Gold       March 70 (premiums            1,000         $562,500
& Silver Index          received $492,494)

On December 31, 1997, the Fund held certain securities which are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Dates of acquisition and cost of restricted securities are as follows:

Shares                 Date of Acquisition            Cost           Value

400,000 San Kung              2/4/97               $1,000,000        $650,000
Investment Corp. Units                             $1,000,000        $650,000

At December 31, 1997, the total value of restricted securities represent 0.64% of net assets.


FINANCIAL HIGHLIGHTS
Years Ended December 31,

PER SHARE DATA                                                  1997*         1996*       1995*        1994       1993

    Net asset value at beginning of period                     $5.15          $4.25       $3.32        $4.16      $2.35
    Income from investment operations:
         Net investment loss                                   (.03)          (.05)       (.06)        (.05)      (.01)
         Net realized and unrealized gain (loss)
               on investments                                  (3.01)          .95         1.28        (.67)      2.34
               Total from investment operations                (3.04)          .90         1.22        (.72)      2.33
         Less distributions:
               Distributions from net realized gains             _              _         (.29)        (.12)      (.52)
               Total distributions                               _              _         (.29)        (.12)      (.52)
         Net asset value at end of period                      $2.11          $5.15       $4.25        $3.32      $4.16

TOTAL RETURN                                                 (59.03)%         21.22%      36.73%      (17.27)%    99.24%

Ratios/Supplemental Data                                         1997*          1996      1995*        1994        1993
     Net assets at end of period (000's omitted)               $100,793      $200,457    $15,753      $7,052     $10,357
     Ratio of expenses to average net assets (a) (b)             1.90%         1.63%      2.26%        2.15%       2.18%
     Ratio of net investment loss to average
         net assets (c)                                         (.72)%        (.92)%     (1.47)%      (1.26)%     (0.28)%
     Portfolio turnover rate                                     50%            23%        48%          53%         63%
     Average commission per share                              $.0116        $.0204


* Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively.
(b) Ratio after transfer agent and custodian credits was 1.88%, 1.61% and 2.25% for the years ended December 31, 1997, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian credits for 1996.
(c) Ratio prior to reimbursement by the Investment Manager was (.97)%, (1.12)%, and (1.73)% for the periods ended December 31, 1997, 1996, and 1995, respectively.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Midas Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Midas Fund, Inc. (formerly Excel Midas Gold Shares, Inc. until August 28, 1995) including the statement of investments as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Excel Midas Gold Shares, Inc. as of December 31, 1994, which include financial highlights for each of the two years in the period then ended, was audited by other auditors whose report dated February 10, 1995, expressed an unqualified opinion on those statements.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 23, 1998



Midas Fund Average Annual Return
1 Year                      -59.03%
5 Years                     2.28%
10 Years                    -1.61%

Chart: Total Return performance in thousands of dollars
Plot Points:
                            Midas Fund             PMFA              S&P500
12/87                         10000                10000             10000
12/88                          8101                8101              11661
12/89                          9873                10241             15356
12/90                          8196                7802              14877
12/91                          8180                7491              19412
12/92                          7594                6179              20891
12/93                         15094                11557             22992
12/94                         12518                10203             23294
12/95                         17115                10601             32037
12/96                         20748                11403             39388
12/97                          8501                6512              52525


The Performance Graph shows results of an initial investment of $10,000 in Midas Fund, in the Standard & Poor's 500 Stock Index ("S&P 500"), and in the Morningstar Precious Metals Fund Average ("PMFA") from January 1, 1988 to December 31, 1997. Results in each case reflect reinvestment of dividends and distributions. The S&P 500 is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 19 precious metals funds tracked by Morningstar. The Fund invests primarily in (1) securities of companies involved in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion. Past performance is not predictive of future performance. Until 8/25/95, the maximum sales charge imposed on purchases of the Fund shares was 4.5%. This sales charge is not reflected in the standardized returns set forth since it has heen discontinued.

                                            Average
                             Final Value    Total Return    Annual Return
MIDAS Fund                    $8,501         -14.99%          -1.61%
S&P 500                       52,525         425.25           18.04
PMFA                           6,512         -34.88           -4.20
Source: Morningstar, Inc.

FUND FEATURES & SERVICES

INVESTMENT OBJECTIVES
The Fund seeks capital appreciation and protection against inflation, with current income as a secondary goal.

FUND MANAGEMENT
Midas Management Corporation acts as general manager of the Fund and Lion Resource Management Limited serves as subadviser. Kjeld Thygesen is the Fund's portfolio manager. Mr. Thygesen has been Managing Director of the subadviser since 1989 and portfolio manager of the Fund since 1992.

INVESTMENT STRATEGY
Midas Fund invests primarily in the equity securities of established mining companies worldwide. The Fund also invests a smaller portion of its assets in developing companies that offer strong growth potential.

PORTFOLIO BENEFITS
o Long term growth potential through appreciation in the value of equity securities held in its portfolio. o Diversification for overall stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the precious metals resource markets. o An inflation hedge is offered by the Fund's international focus on resource opportunities.

MINIMUM INVESTMENTS
o   Regular Accounts, $1,000
o   IRAs, $500
o   Automatic Investment Program, $50
o   Subsequent Investments, $50

ACCOUNT ACCESS

For Fund prospectuses and other investment information, call toll-free 1-888-503-FUND (3863)

For shareholder services by Direct Access, call toll-free
1-888-503-VOICE (8642)

Or, access the Fund on the the web at
www.midasfund.com

Midas Fund
11 Hanover Square
New York, NY 10005